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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               ------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                                  March 4, 1998
                Date of Report (Date of Earliest Event Reported)


  Sequoia Mortgage Funding Corporation (as Sponsor of Sequoia Mortgage Trust 1,
   the Issuer of Collateralized Mortgage Bonds under an Indenture dated as of
                                 June 1, 1997)


                      SEQUOIA MORTGAGE FUNDING CORPORATION
                      ------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)



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
                 Delaware                              333-22681-1                       91-1771827
(State or Other Jurisdiction of Incorporation)  (Commission File Number)     (I.R.S. Employer Identification No.)
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             591 Redwood Highway, Suite 3120, Mill Valley, CA 94941
                    (Address of Principal Executive Offices)



                                 (415) 381-1765
                         (Registrant's Telephone Number,
                              Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.           OTHER EVENTS

                  Sequoia Mortgage Funding Corporation has previously registered the offer and sale of Collateralized Mortgage Bonds issued by Sequoia Mortgage Trust 1 (the "Bonds").

                  The following exhibit which relates specifically to the Bonds is included with this Current Report:

Item 7(c).        Exhibits

                  10.1 Monthly Payment Date Statement distributed to Bondholders, dated March 4, 1998.


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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 10, 1998



                                     SEQUOIA MORTGAGE FUNDING
                                     CORPORATION


                                     By:/s/ VICKIE L. RATH
                                        ----------------------------------------
                                        Vickie L. Rath
                                        Treasurer and Assistant Secretary
                                        (Principal Financial Officer and
                                        and Principal Accounting Officer)


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                                  EXHIBIT INDEX

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
Exhibit Number                                                          Page Number
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
10.1 Monthly Payment Date Statement distributed to
Bondholders, dated March 4, 1998............................................5

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